UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 3, 2004

ALBANY MOLECULAR RESEARCH, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-25323	14-1742717
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

21 Corporate Circle, P.O. Box 15098, Albany, NY	12212
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (518) 464-0279

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.               Results of Operations and Financial Condition.

On November 8, 2004, Albany Molecular Research, Inc. (the “Company”) issued a press release announcing its financial results for the quarter and nine months ended September 30, 2004. That release referred to certain attached financial highlights for the quarter and nine months ended September 30, 2004. The full text of the press release and the financial tables referred to within the release, all of which are posted on the Company’s internet website, are furnished as Exhibit 99.1 hereto and are incorporated by reference herein.

As described in more detail under Item 4.02 hereof, the Company determined on November 3, 2004 to restate its previously issued financial statements for the fiscal years ended December 31, 2003, 2002 and 2001.

Item 4.02.               Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

(a)

During a review of the Company’s financial results for the quarter ended September 30, 2004, the Company discovered that the accounting treatment related to the amortization of premiums and discounts on certain bond investments was inaccurately reported in the Company’s financial statements since 2001.  The cumulative impact of this error resulted in the overstatement of interest income of approximately $931,000 during the three year period ended December 31, 2003.  Although the Company believes the impact of the error is not material to any previously issued financial statements, management, after consultation with the Audit Committee of the Company’s Board of Directors, determined that the impact of the cumulative adjustment would be significant to operating results in 2004.  As a result, on November 3, 2004, management and the Audit Committee concluded that the Company’s financial statements for the fiscal years ended December 31, 2003, 2002 and 2001 should no longer be relied upon and should be restated.  The restatement will not impact the Company’s previously reported cash and cash equivalents or investment securities available for sale.

On November 3, 2004, the Company’s Audit Committee discussed the matters disclosed in this Item 4.02(a) with the Company’s independent registered public accounting firm,  PricewaterhouseCoopers (“PwC”).  PwC informed the Audit Committee that it concurs with the conclusions of management and the Audit Committee described above.

The Company’s decision to restate previously issued financial statements was based on the impact of a cumulative correction on the Company’s 2004 financial statements rather than the impact on any previously issued financial statement.  The Company will file the restated audited financial statements and related auditors’ report by amending its Form 10-K for the fiscal year ended December 31, 2003.

Item 9.01                Financial Statements and Exhibits

(c)  Exhibits

Exhibit No.	Description
99.1	Press Release dated November 8, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 8, 2004	ALBANY MOLECULAR RESEARCH, INC.

	By:	/s/ David P. Waldek
David P. Waldek
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated November 8, 2004